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                                                                EXHIBIT 10.17(c)

              THIRD AMENDMENT TO MASTER PURCHASE ORDER ASSIGNMENT
                                   AGREEMENT

     This Third Amendment to that certain Master Purchase Order Assignment Agreement (the "Amendment") is made as of the 22 day of March, 2001, among TRANSCAP TRADE FINANCE, an Illinois general partnership (the "Contractor") and BAY AREA MULTIMEDIA, INC., a California corporation (the "Manufacturer").

                              W I T N E S S E T H

     WHEREAS, the Contractor and the Manufacturer are parties to that certain Master Purchase Order Assignment Agreement dated as of February 25, 2000 (the "Purchase Order Agreement"), as amended from time to time;

     WHEREAS, the Contractor and the Manufacturer desire to amend the Purchase Order Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and other consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Contractor and the Manufacturer, the parties hereto hereby agree as follows:

          1. Minimum Volume as defined within subsection 1(j) of the Purchase Order Agreement shall be increased to $22,500,000.

          2. Section 6 of the Purchase Order Agreement is hereby deleted in its entirety, and in lieu thereof there is inserted a new Section 6 as follows:

          Commitment Fee
          --------------

     (a) Subject to the provisions of this paragraph 6, Manufacturer shall pay Contractor a Commitment Fee in consideration of Contractor's commitment to reserve and have available sufficient funds to purchase Materials or to otherwise advance funds in connection with a P.O. for Product Volume in amounts equal to or exceeding the Minimum Volume as contemplated by this Agreement. The Commitment Fee shall be in the sum of $1,125,000 and shall be paid by Manufacturer on the earlier of December 31, 2001 or the date of termination of this Agreement. The Commitment Fee for the term of this Agreement is deemed by the parties to have been earned by the Contractor upon the signing of this Agreement, as of which date the Contractor has reserved the requisite funds.

     (b) Notwithstanding the provisions of subparagraph (a) above, all or a portion of the Commitment Fee shall be waived in accordance with the provisions of this subparagraph (b). If Product Volume as of the due date for payment of the Commitment Fee equals or exceeds the Minimum Volume, the entire Commitment Fee shall be waived by the Contractor. If Product Volume as of the due date for payment of the Commitment Fee does not equal or exceed the

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Minimum Volume, Contractor shall waive that portion of the Commitment Fee equal to the Commitment Fee multiplied by a fraction, the numerator of which is the Product Volume as of the due date for payment of the Commitment Fee, and the denominator of which is the Minimum Volume.

     3. This Amendment constitutes an amendment to the Purchase Order Agreement, and except to the extent inconsistent herewith, the parties hereby reconfirm the Purchase Order Agreement, and each of the other agreements, instruments and documents heretofore executed and delivered in connection therewith, in their entirety, all of which shall remain in full force and effect.

     4. This Amendment will not be effective until each of the persons set forth on Addendum III of the Purchase Order Agreement shall have executed an acknowledgment to the Guaranty previously executed by such persons, in form and substance satisfactory to Contractor.

     5. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument, admissible into evidence. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


TRANSCAP TRADE FINANCE


By:   /s/ MICHAEL SEAR
     ----------------------

Its:  Exec Vice President
     ----------------------


BAY AREA MULTIMEDIA, INC.


By /s/ RAYMOND C. MUSCI
  -----------------------
  Its: President




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                          ACKNOWLEDGMENT OF GUARANTOR

The undersigned hereby acknowledges receiving and reviewing that certain Third Amendment to that certain Master Purchase Order Assignment Agreement (the "Amendment"). The undersigned, by its execution hereof, hereby agrees that the Guaranty previously executed by him shall remain in full force and effect and that all references in said Guaranty to the Master Purchase Order Assignment Agreement shall be deemed to refer to the Master Purchase Order Assignment Agreement as amended by the Amendment.

Dated: March 22, 2001

                                        /s/ RAY MUSCI
                                        ---------------------------------------
                                        Ray Musci